Exhibit 99.1


[avantair graphic omitted]



For Immediate Release
October 17th, 2006

                       AVANTAIR PLACES ORDER FOR 20 PHENOM
  100 JETS EMBRAER'S PHENOM 100 JET WILL ALLOW AVANTAIR TO EXPAND THEIR PRODUCT
                                    OFFERING

ORLANDO, FLORIDA (OCTOBER 17, 2006) - Avantair, a leading provider of fractional aircraft shares, announced today at the National Business Aviation Association
(NBAA) Annual Meeting and Convention that it has placed an order for 20 Phenom 100 executive jets from Embraer. Avantair's firm contract has an order value of $57 million at list price in January 2005 economic conditions. The Phenom 100 is expected to enter service in mid-2008 and Avantair is scheduled to take delivery of its first aircraft in June 2009.

 "The Phenom 100 is a perfect addition to our fleet," stated Matt Doyle, Avantair Vice President of Sales. "It gives us an advantage in the marketplace by allowing us to offer our existing and potential owners the best in the Very Light Jets category in both fuel efficiency and cabin comfort."

The addition of Embraer's Phenom 100 to Avantair's current fleet will give them the opportunity to offer a wider variety of aircraft and fractional share programs options. Avantair also offers custom programs and travel solutions that provide the highest quality of customer service.

"As one the largest fractional ownership companies in the world, Avantair has placed tremendous faith and trust in Embraer's products," said Luis Carlos Affonso, Embraer Executive Vice-President, Executive Jets. "We are immensely grateful to Avantair and we are confident that the Phenom 100 will offer the finest in performance, reliability, efficiency and premium comfort that has become synonymous with the Avantair name."

Embraer's Phenom 100 is the most suitable choice for ownership management programs and air taxi operations in that it is designed for high utilization and high availability. It is designed for at least 35,000 cycles of operation. Although business jets typically operate around 500 hours per year, the Phenom jets' design philosophy of high availability and reliability is the same as that of the ERJ 145 and EMBRAER 170/190 family of commercial jets that operate well over 2,000 hours per year.

THE PHENOM 100 JET

The Phenom 100 is best-in-class. Premium comfort, outstanding performance and low operating costs are key design drivers for this jet. The aircraft will offer pilots and passengers the comfort and style unseen in its category. The relaxing ambience is enhanced by the size of the generous windows and the most ample cabin in its class. Onboard conveniences include a wardrobe or refreshment center, an aft cabin private lavatory with toiletry cabinet, and satellite communications.

The pilot-friendly cockpit and the docile flying qualities of the new aircraft will enable single-pilot operation. Drawing from Embraer's design and engineering heritage, the Phenom 100 will be built for high utilization and availability. For added safety and reliability the jet will offer a standard brake-by-wire system with anti-skid capability.

Based upon Garmin's all-glass, fully-integrated avionics suite, the Prodigy flight deck offers Phenom Jet operators more advantages than any other avionics suite on today's market. The pilot-friendly cockpit features three interchangeable 12-inch displays - two primary flight displays (PFD) and one multi-function display (MFD). The system integrates all primary flight, navigation, communication, terrain, traffic, weather, engine instrumentation, and crew-alerting system data and presents the composite information in brilliant, sunlight-readable color on three high-definition displays.

The Phenom 100 is powered by two Pratt & Whitney Canada's PW617F engines with 1,615 pounds of thrust each. Its range with four occupants onboard will be 1,160 nautical miles (2,148 km or 1,335 miles) with NBAA IFR reserves, 35 minutes, and 100 nm alternate; or 1,320 nautical miles (2,445 km or 1,519 miles) with NBAA VFR reserves, 45 minutes. The Phenom 100 is capable of flying at 41,000 feet (12,497 m) with a maximum operating speed of Mach 0.70 and is designed for short field takeoff performance. These characteristics will allow customers to fly nonstop from New York to Miami; from Los Angeles to Vancouver or Denver at a lower cost than competitive aircraft.

The Phenom 100 is priced at US$2.85 million in January 2005 economic conditions for FAA certification and is expected to enter service in mid-2008.

On October 2, 2006, Avantair announced that it had signed a definitive agreement to be acquired by publicly-traded Ardent Acquisition Corp. (OTCBB: AACQ, AACQU, AACQW). Following consummation of the acquisition, Avantair's current management team will remain in place, joined by Barry Gordon, the current Chief Executive Officer of Ardent, who will become non-executive Chairman of the Board. In addition, it is intended that, upon consummation of the acquisition, Ardent will change its name to "Avantair" and will apply for a NASDAQ listing. The transaction is expected to close in the first quarter 2007.

ABOUT AVANTAIR

Headquartered in Clearwater, FL, Avantair Inc. is the exclusive North American provider of fractional aircraft shares in the Piaggio Avanti P.180 aircraft. Avantair is the fifth largest company in the North American fractional aircraft industry and the only standalone fractional operator. The company currently manages a fleet of 25 planes with another 58 on order. With operations in 5 states and approximately 250 employees, Avantair offers private travel solutions for individuals and companies at a fraction of the cost of whole aircraft ownership. More information about Avantair is available on its website, www.avantair.com.

ABOUT ARDENT ACQUISITION CORP.

Ardent Acquisition Corp. was formed on September 14, 2004 to serve as a vehicle to effect a business combination with an operating business. Ardent consummated its initial public offering on March 2, 2005, generating gross proceeds of $41.4 million from the sale of 6.9 million units, including the full exercise of the underwriters' over-allotment option. Each unit was comprised of one share of Ardent common stock and two warrants, each with an exercise price of $5.00. As of June 30, 2006, Ardent held approximately $37.9 million in a trust account maintained by an independent trustee, which will be released to Ardent upon the consummation of the business combination. EarlyBirdCapital, the managing underwriter of Ardent's initial public offering, is advising Ardent on the Avantair Acquisition.

FORWARD LOOKING STATEMENTS

This press release, and other statements that Ardent may make, including statements about the benefits of the transaction with Avantair, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Ardent's and Avantair's future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" and similar expressions.

Ardent cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Ardent assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Ardent's filings with the Securities and Exchange Commission (SEC) and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: general economic and business conditions in the U.S. and abroad, changing interpretations of generally accepted accounting principles, changes in market acceptance of the company's products, inquiries and investigations and related litigation, fluctuations in customer demand, management of rapid growth, intensity of competition as well as other relevant risks detailed in Ardent's filings with the Securities and Exchange Commission, including its report on Form 10-QSB for the period ended June 30, 2006. The information set forth herein should be read in light of such risks. Neither Ardent nor Avantair assumes any obligation to update the information contained in this press release.

Ardent's prospectus and subsequent filings with the SEC, accessible on the SEC's website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

ADDITIONAL INFORMATION

Ardent intends to file with the SEC a proxy statement on Schedule 14A in connection with the proposed transaction. STOCKHOLDERS OF ARDENT AND OTHER
INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ARDENT'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available, at the SEC's Internet site http://www.sec.gov or by directing a request to Ardent Acquisition Corp. at 1415 Kellum Place, Suite 205, Garden City, NY 11530. As a result of the review by the SEC of the proxy statement, Ardent may be required to make changes to its description of the acquired business or other financial or statistical information contained in the proxy statement.

Such persons can also read Ardent's final prospectus, dated February 24, 2005, for a description of the security holdings of the Ardent officers and directors and of EarlyBirdCapital, Inc. ("EBC"), the underwriters of Ardent's initial public offering consummated on March 2, 2005, and their respective interests in the successful consummation of this business combination.

For more information, contact:

Devlin Lander
Integrated Corporate Relations
415.292.6855

Or

Heather Dynes
973.809.6699
hdynes@avantair.com
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avantair.com